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                                 TRUST AGREEMENT


                                     BETWEEN


                              IMC SECURITIES, INC.


                                  as DEPOSITOR


                                       AND


                                 ---------------


                                as OWNER TRUSTEE


                          DATED AS OF __________, 199__



                        IMC HOME EQUITY LOAN TRUST 199_-_
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         TRUST  AGREEMENT,  dated  as of  _______________,  199__,  between  IMC
SECURITIES, INC., a Delaware corporation (the "Depositor"), and ______________, a ___________________, not in its individual capacity but solely as Owner Trustee (the "Owner Trustee").

         The Depositor and the Owner Trustee hereby agree as follows:

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1 Definitions. Certain capitalized terms used in this Agreement shall have the respective meanings assigned them in Article I to the Indenture of even date herewith, among the Depositor, the Servicer, the Indenture Trustee and the Issuer, which is the trust formed under this Agreement and which is referred to herein as the "Trust". Certificates representing a beneficial interest in the Trust substantially in the form attached hereto as Exhibit A are referred to herein as the "Certificates". "Certificate Registrar" and "Trust Paying Agent" shall have the meaning and duties as designated pursuant to Sections 3.4 and 3.9 herein. All references herein to "the Agreement" or "this Agreement" are to the Trust Agreement, and all references herein to Articles, Sections and subsections are to Articles, Sections and subsections of this Agreement unless otherwise specified.

                                   ARTICLE II

                                  ORGANIZATION

         SECTION 2.1 Name. The Trust created hereby shall be known as "IMC Home Equity Loan Trust 199__-__", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

         SECTION 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at its Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, the Note Insurer and the Depositor.

         SECTION 2.3 Purpose and Powers. (a) The purpose of the Trust is to engage in the following activities:

                    (i) to accept the transfer of, manage and hold or, pursuant to the Indenture, cause the Servicer to manage, the Home Equity Loans;

                    (ii) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell pursuant to the Underwriting Agreement dated __________________, 199__ among the Trust, the Depositor, ______________ and ___________ (hereinafter the "Underwriting Agreement"), the Notes;


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                    (iii)  to  acquire  certain  property  and  assets  from the
          Depositor pursuant to the Indenture;

                    (iv) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the terms of the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of this Agreement and the Trust Estate any portion of the assets of the Trust released from the lien of, and remitted to the Trust pursuant to, the Indenture;

                   (v) to enter into and perform its obligations under the Operative Documents to which it is to be a party and the Underwriting Agreement;

                   (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                   (vii) subject to compliance with the Operative Documents, to engage in such other activities as may be required in connection with conservation of the assets of the Trust and the making of distributions to the Certificateholders and the Owners of the Notes.

         The Trust is hereby authorized to engage in the foregoing activities and shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Operative Documents.

         SECTION 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein. The Owner Trustee hereby accepts its appointment subject to the terms and conditions hereof.

         SECTION 2.5 Initial Capital Contribution of Assets of the Trust. The Depositor hereby transfers to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contributions which shall constitute the initial assets of the Trust and shall be deposited in the Certificate Distribution Account (as defined in Section 5.1 below). The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it shall hold the assets of the Trust in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Operative Documents. The Trust shall constitute a business trust under the Business Trust Statute and this Agreement shall constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, after the issuance of the Certificates, the Trust shall be treated as a partnership, with the assets of the

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partnership  being the Home  Equity  Loans and other  assets of the  Trust,  the partners of the partnership being the holders of the Certificates and the Notes being non-recourse debt of the partnership. The parties agree that, unless otherwise required by the appropriate tax authorities, the Owner Trustee will file or cause to be filed annual or other necessary returns, reports or other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have the rights, powers and duties set forth herein and in Chapter 38 of Title 12 of the Delaware Code (the "Business Trust Statute") with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust pursuant to the Business Trust Statute with the Secretary of State.

         SECTION 2.7 Liability of the Depositor and the Certificateholders.

                  (a) The Depositor shall be liable directly to and shall indemnify any injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses (as defined in Section 6.9(b)), to the extent not paid out of the assets of the Trust) to the extent that the Depositor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Depositor was a general partner; provided, however, that the Depositor shall not be liable for (i) any losses incurred by a Certificateholder in its capacity as an investor in the Certificates or by an Owner in its capacity as an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the preceding sentence for which the Depositor shall not be liable) shall be deemed third party beneficiaries of this subsection 2.7(a). The obligations of the Depositor under this subsection 2.7(a) shall be evidenced by the Certificate issued in the name of the Depositor.

                  (b) No Certificateholder, other than to the extent set forth in subsection 2.7(a), shall have any personal liability for any liability or obligation of the Trust.

         SECTION 2.8. Title to Trust Property. Subject to the Indenture, legal title to all of the assets of the Trust shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the assets of the Trust to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         SECTION 2.9 Situs of Trust. The Trust shall be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments shall be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust shall be the Corporate Trust Office in Delaware.

         SECTION 2.10 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:


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                  (a) The  Depositor  has been  duly  organized  and is  validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and now has, power, authority and legal right to acquire and own the Home Equity Loans.

                  (b) The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

                  (c) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms, the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Trust Estate, and the Depositor has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

                  (d) The consummation of the transactions contemplated by this Agreement and the other Operative Documents to which it is a party and the fulfillment of the terms of this Agreement do not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Operative Documents) or violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or any of its properties.

                  (e) There are no proceedings or investigations pending or notice of which has been received in writing before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.







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                                   ARTICLE III

                                THE CERTIFICATES

         SECTION 3.1 Initial Certificate Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Trust.

         SECTION 3.2 Form of the Certificates.

                  (a) The Certificates shall be substantially in the form set forth in Exhibit A and shall be issued without a principal amount and shall evidence beneficial ownership interests in the Trust. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized signatory of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust shall be valid, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

                  (b) The Certificates shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) all as determined by the authorized signatory of the Owner Trustee or the Owner Trustee's authenticating agent executing such Certificates, as evidenced by their execution of such Certificates.

         SECTION 3.3 Execution, Authentication and Delivery. Concurrently with the transfer of the Home Equity Loans to the Trust pursuant to the Indenture, the Owner Trustee shall execute, or cause its authenticating agent to execute the Certificates representing 100% of the Percentage Interests of the Trust to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by an Authorized Officer of the Depositor, without further corporate action by the Depositor. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee's authenticating agent, by manual signature. Such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         SECTION 3.4 Registration; Registration of Transfer and Exchange of Certificates.

                  (a) The Certificate Registrar shall cause to be kept at its office or agency in New York, New York, or at its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon any resignation of a Certificate Registrar, the Owner Trustee shall promptly appoint a

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         successor or, if it elects  not to make such an appointment, assume the duties of the Certificate Registrar. The Owner Trustee shall be the initial Certificate Registrar.

         Upon surrender for registration of transfer of any Certificate at the office or agency of the Owner Trustee maintained pursuant to Section 3.8, the Owner Trustee shall execute, and the Owner Trustee or its authenticating agent shall authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Percentage Interest and dated the date of authentication by the Owner Trustee or such authenticating agent.

         At the option of the Certificateholders, Certificates may be exchanged for other Certificates of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Owner Trustee or its authenticating agent shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

         All Certificates surrendered for registration of transfer or exchange shall be marked "canceled" by the Owner Trustee.

         SECTION 3.5 Mutilated; Destroyed; Lost or Stolen Certificates.

                  (a) If (i) any mutilated  Certificate  is  surrendered  to the
         Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar, the Owner Trustee and the Trust such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust and the Owner Trustee or the Owner Trustee's Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a replacement Certificate of a like Percentage Interest; provided, however, that if any such destroyed, lost or stolen Certificate, but not a mutilated Certificate, shall have become or within seven days shall be due and payable, then instead of issuing a replacement Certificate the Owner Trustee may pay such destroyed, lost or stolen Certificate when so due or payable.

                  (b)  In  connection  with  the  issuance  of  any  replacement
         Certificate under this Section 3.5, the Owner Trustee or the Certificate Registrar may require the payment by the holder of such Certificate of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Owner Trustee and the Certificate Registrar) connected therewith.


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                  (c) Any duplicate  Certificate issued pursuant to this Section
         3.5  in  replacement  of  any  mutilated,  destroyed,  lost  or  stolen
         Certificate  shall  constitute  an  original   additional   contractual
         obligation of the Trust, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time or be enforced by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

                  (d) The provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

         SECTION 3.6 Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Paying Agent may treat the Person in whose name any Certificate shall be registered in the Certificate Registrar as the Certificateholder of such Certificate for the purpose of receiving distributions pursuant to Article V and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be affected by any notice to the contrary.

         SECTION 3.7 Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Servicer and the Depositor, within 15 days after receipt by the Certificate Registrar of a request therefor from the Servicer or the Depositor in writing, a list, in such form as the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Servicer, the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which information was derived.

         SECTION 3.8 Maintenance of Office For Surrenders. The Owner Trustee shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Operative Documents may be served. The Owner Trustee initially designates the offices of ___________, as its principal office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.9 Appointment of Trust Paying Agent. The Owner Trustee hereby appoints __________ as the Trust Paying Agent under this Agreement. The Trust Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee and the Servicer. The Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Trust Paying Agent if the Owner Trustee determines in its sole discretion that the Trust Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. If ____________ shall no longer

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be the Trust Paying Agent, the Owner Trustee shall appoint a successor to act as
Trust Paying Agent (which shall be a bank or trust company acceptable to the Note Insurer and the Rating Agencies). The Owner Trustee shall cause such successor Trust Paying Agent or any additional Trust Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Trust Paying Agent or additional Trust Paying Agent shall agree with the Owner Trustee that as Trust Paying Agent, such successor Trust Paying Agent or additional Trust Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Trust Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Trust Paying Agent such Trust Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Article VI shall apply to the Owner Trustee also in its role as Trust Paying Agent, for so long as the Owner Trustee shall act as Trust Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Trust Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 3.10 Restriction on Transfers of Certificates.

                  (a) Each prospective purchaser and any subsequent transferee of a Certificate (each, a "Prospective Holder"), other than the Depositor or the Seller, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

                           (i) Such  Person  is (A) a  "qualified  institutional
                  buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the seller of the Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including, but not limited to, the Depositor).

                           (ii) Such Person  understands  that the  Certificates
                  have not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

                           (iii) Such Person  understands  that the Certificates
                  bear a legend to the following effect:

                    "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

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                    AMENDED  (THE "ACT"),  OR ANY STATE  SECURITIES  LAWS.  THIS
                    CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE
                    SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS."

                  (b) By its acceptance of a Certificate, each Prospective Holder agrees and acknowledges that no legal or beneficial interest in all or any portion of any Certificate may be transferred directly or indirectly to (i) an entity that holds residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (ii) an individual, corporation, partnership or other person unless such transferee is not a Non-U.S. Person (any such person being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.

                  (c) The Owner Trustee shall not execute, and shall not countersign and deliver, a Certificate in connection with any transfer thereof unless the transferor shall have provided to the Owner Trustee a certificate, signed by the transferee, a Book-Entry Nominee or a Non-permitted Foreign Holder, which certificate shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of the Certificates to Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the transferee that it will not transfer a Certificate without providing to the Owner Trustee a certificate in the form provided above.

                  (d) The Certificates shall bear an additional legend referring to the restrictions contained in paragraph (b) above.

         SECTION 3.11 Appointment of Authenticating Agent. At any time when any of the Certificates remain outstanding the Owner Trustee may appoint an authenticating agent or agents with respect to the Certificates which shall be authorized to act on behalf of the Owner Trustee to authenticate Certificates issued upon original issuance, exchange or registration of transfer. The Owner Trustee may revoke such power and remove any authenticating agent at any time. ______________ shall initially be an authenticating agent hereunder.

         If any authenticating agent is appointed hereunder, the Certificates may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                               ___________, not in
                           its individual capacity but
                             solely as Owner Trustee


                        By:_____________________________
                             As Authenticating Agent


                        By:_____________________________
                              Authorized Signatory


                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

         SECTION 4.1 Prior Notice to Certificateholders with Respect to Certain Matters. The Owner Trustee shall not take action with respect to the following matters, unless (i) the Owner Trustee shall have notified the Certificateholders and the Note Insurer in writing of the proposed action at least 30 days before the taking of such action, and (ii) neither the Certificateholders nor the Note Insurer shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders or the Note Insurer have withheld consent or provided alternative direction:

               (a) the initiation of any claim or lawsuit by the Trust (except claims and law suits brought in connection with the collection of the Home Equity Loans) or the compromise of any action, claim or lawsuit brought by or against the Trust (except claims and law suits brought in connection with the collection of the Home Equity Loans);

               (b) the election by the Trust to file an amendment to the Certificate of Trust, (except to the extent such amendment is required under the Business Trust Statute);

               (c) the amendment or other change to this Agreement or any Operative Documents in circumstances where the consent of any Owner of a Note or the Note Insurer is required;

               (d) the amendment or other change to this Agreement or any Operative Documents in circumstances where the consent of any Owner of a Note or the Note Insurer is not required and such amendment materially adversely affects the interest of the Certificateholders;

               (e) the appointment pursuant to the Indenture of a successor Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar or Trust Paying Agent, or the consent to the assignment by the Registrar, Paying Agent or Indenture Trustee or Certificate Registrar or Trust Paying Agent of its obligations under the Indenture or this Agreement, as applicable;

               (f) the consent to the calling or waiver of any default of any Operative Document;

               (g) the consent to the assignment of the Indenture Trustee or Servicer of their respective obligations under the Operative Document;

               (h) except as provided in Article IV hereof, dissolve, terminate or liquidate the Trust in whole or in part;

               (i) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

               (j) cause the Trust in incur, assume or guaranty any indebtedness other than as set forth in this Agreement;

               (k) do any act that conflicts with any other Operative Document;

               (l) do any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.3 hereof;

               (m) confess a judgment against the Trust;

               (n) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose.

               (o) cause the Trust to lend any funds to any entity; or

               (p) change the Trust's purpose and powers from those set forth in this Agreement.

         In addition the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor, the Seller and the Servicer.

         The Owner Trustee shall not have the power, except upon the direction of the Certificateholders with the consent of the Note Insurer, and to the extent otherwise consistent with the Operative Documents, to (i) remove or replace the Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankruptcy or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust,
(iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture remains in effect and no Note Insurer Default exists, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or the Depositor or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust or the Depositor.

         SECTION 4.2 Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the consent and approval of the Note Insurer, the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         SECTION 4.3 Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Operative Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         SECTION 4.4 Majority Control. Except as expressly provided herein any action that may be taken or consent that may be given or withheld by the Certificateholders under this Agreement may be taken by Certificateholders evidencing more than a majority of the Percentage Interest in the Trust. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by a Certificateholders evidencing more than a majority Percentage Interest of the Trust.

                                    ARTICLE V

               APPLICATION OF ASSETS OF THE TRUST; CERTAIN DUTIES

         SECTION 5.1 Establishment of Certificate Distribution Account.

                  (a) The Owner Trustee, for the benefit of the Certificateholders, shall establish and maintain in the name of the Owner Trustee an Eligible Account known as the "IMC Home Equity Loan Trust 199__-__ Certificate Distribution Account" (the "Certificate Distribution Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

                  (b) The Owner Trustee on behalf of the Trust shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise provided herein or in the Indenture, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders.

         SECTION 5.2 Application of Funds. [ON EACH PAYMENT DATE,] the Owner Trustee shall direct the Trust Paying Agent to distribute to the Certificateholders on the basis of their respective Percentage Interest, all amounts then on deposit in the Certificate Distribution Account.

         SECTION 5.3 Method of Payment. Subject to subsection 7.1(c), distributions required to be made to Certificateholders [ON ANY PAYMENT DATE] shall be made to each Certificateholder of record on the immediately preceding Record Date by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor.

         SECTION 5.4 Segregation of Moneys; No Interest. Subject to Sections 5.1 and 5.2, moneys received by the Trust Paying Agent hereunder and deposited into the Certificate Distribution Account will be segregated except to the extent required otherwise by law and shall be invested in Eligible Investments maturing no later than one Business Day prior to the related Payment Date a the direction of the Depositor. The Trust Paying Agent shall not be liable for payment of any interest or losses in respect of such moneys. Investment gains shall be for the account of and paid to the Certificateholders.

         SECTION 5.5 Accounting and Reports to the Certificateholders, the Internal Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, and such books shall be maintained separately from those of any other entity and reflect the separate interest of the Trust, (b) deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable such Certificateholder to prepare its federal and state income tax returns, (c) file such tax returns relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax with respect to income or distributions to Certificateholders. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Home Equity Loans. The Owner Trustee shall not make the election provided under Section 754 of the Code.

                                   ARTICLE VI

                                THE OWNER TRUSTEE

         SECTION 6.1 Duties of Owner Trustee.

                  (c) The Owner Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement and the other Operative Documents, including the administration of the Trust in the interest of the Certificateholders, subject to the Operative Documents and in accordance with the provisions of this Agreement. No implied covenants or obligations shall be read into this Agreement against the Owner Trustee.

                  (d) In the absence of bad faith on its part, the Owner Trustee may conclusively rely upon certificates or opinions furnished to the Owner Trustee and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein; provided, however, that the Owner Trustee shall have examined such certificates or opinions so as to determine compliance of the same with the requirements of this Agreement.

                  (e) The Owner Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own bad faith or wilful misconduct, except that:

                         (i) this  subsection  6.1(c) shall not limit the effect
                    of subsection 6.1(a);

                         (ii) the Owner  Trustee  shall  not be  liable  for any
                    error of judgment made in good faith by an Authorized Officer unless it is proved that the Owner Trustee was negligent in ascertaining the pertinent facts; and

                         (iii) the Owner Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 4.1 or 6.4.

                  (f) Subject to Sections 5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Indenture and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

                  (g) The Owner Trustee shall not take any action that (i) is inconsistent with the purposes of the Trust set forth in Section 2.3 or
         (ii) would, to the actual knowledge of an Authorized Officer of the Owner Trustee, result in the Trust's becoming taxable as a corporation for federal, state or local income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.1.

         SECTION 6.2 Additional Duties of Owner Trustee. The Owner Trustee is authorized and directed to execute and deliver the Operative Documents to which it or the Trust is a party, each certificate or other document attached as an exhibit to or contemplated by the Operative Documents to which it or the Trust is to be a party and the Underwriting Agreement, in each case in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee's or the Depositor's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Operative Documents.

         SECTION 6.3 Acceptance of Trusts and Duties. Except as otherwise provided in this Article VI, in accepting the trusts hereby created ___________ acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Operative Document shall look only to the assets of the Trust for payment or satisfaction thereof. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the assets of the Trust upon the terms of the Operative Documents and this Agreement. The Owner Trustee shall not be liable or accountable hereunder or under any Operative Document under any circumstances, except (i) for its own negligent action, its own negligent failure to act or its own willful misconduct or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.6 and expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

               (a) the Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Home Equity Loan, or the perfection and priority of any security interest created by any Home Equity Loan in any Mortgaged Property or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the assets of the Trust or their ability to generate the payments to be distributed to Certificateholders under this Agreement or the Owners of the Notes under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Home Equity Loan on any computer or other record thereof; the validity of the assignment of any Home Equity Loan to the Trust or of any intervening assignment; the completeness of any Home Equity Loan; the performance or enforcement of any Home Equity Loan; the compliance by the Depositor or the Servicer with any warranty or representation made under any Operative Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee, the Custodian or the Servicer or any subservicer taken in the name of the Owner Trustee.

               (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Note Insurer or any Certificateholder;

               (c) no provision of this Agreement or any Operative Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Operative Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

               (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Operative Documents, including the Note Principal Balance and the interest on the Notes;

               (e) the Owner Trustee shall not be responsible  for or in respect of any makes no representation as to the validity or sufficiency of any provision of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the assets of the Trust or for or in respect of the validity or sufficiency of the Operative Documents, the Underwriting Agreement, the Notes, the Certificates (other than the certificate of authentication on the Certificates) or of any Home Equity Loans or any related documents, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Owner of a Note or to any Certificateholder, other than as expressly provided for herein and in the Operative Documents;

               (f) the Owner Trustee shall not be liable for the default or misconduct of the Indenture Trustee, the Custodian, the Depositor or the Servicer under any of the Operative Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Operative Documents that are required to be performed by the Indenture Trustee under the Indenture, the Custodian under the Custodial Agreement or the Servicer under the Indenture;

               (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this agreement, the Underwriting Agreement or any Operative Document, at the request, order or direction of any of the Note Insurer or any of the Certificateholders, unless the Note Insurer or such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Operative Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

               (h) The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or the prepare, execute or file any Securities and Exchange Commission filing or tax return for the Trust or to record this Agreement or any Operative Document.

         SECTION 6.4  Action upon Instruction by Certificateholders.

                  (a) Subject to Section 4.3, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Section 4.4.

                  (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Operative Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Operative Document or is otherwise contrary to law.

                  (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Operative Document, or is unsure as to the application, intent, interpretation or meaning of any provision of this agreement or the Operative Documents, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Note Insurer and the Certificateholders requesting instruction as to the course of action to be adopted, and, to the extent the Owner Trustee acts in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement or the Operative Documents, and as it shall deem to be the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for any such action or inaction.

         SECTION 6.5  Furnishing of  Documents.  The Owner Trustee shall furnish
(a) to the Certificateholders, promptly upon receipt of a written request therefor, duplicate or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Operative Documents, and (b) to the Note Insurer, copies of any reports, notices, requests, demands, certificates, financial statements, and any other instruments relating to the Trust, the Certificates or the Notes in the possession of the Owner Trustee, that the Note Insurer shall request in writing.

         SECTION 6.6 Representations and Warranties of Owner Trustee. The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders and the Note Insurer, that:

                  (a) It is a banking corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.

                  (b) It has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

                  (c) The  execution,  delivery  and  performance  by it of this
         Agreement (i) shall not violate any provision of any law or regulation governing the banking and trust powers of the Owner Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Owner Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the Owner Trustee, or (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the Owner Trustee's performance or ability to perform its duties as owner Trustee under this Agreement or on the transactions contemplated in this Agreement.

                  (d) This Agreement has been duly executed and delivered by the Owner Trustee and constitutes the legal, valid and binding agreement of the Owner Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar law affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         SECTION 6.7 Reliance; Advice of Counsel.

                  (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, note or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                  (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Operative Documents, the Owner Trustee: (i) may act directly or through its agents, attorneys, custodians or nominees, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons.

         SECTION 6.8. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with either Depositor, the Indenture Trustee and the Servicer in transactions in the same manner and with the same rights as it would have if it were not the Owner Trustee.

         SECTION 6.9 Compensation and Indemnity. (a) The Owner Trustee shall receive from the Depositor as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, custodians, nominees, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

                  (b) The Depositor shall be liable as primary obligors for, and shall indemnity the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Operative Documents, the assets of the Trust, the administration of the Trust or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from the negligence or willful misconduct of the Owner Trustee. The indemnities contained in this Section 6.9 shall survive the resignation of the Owner Trustee, termination of the Trust or the termination of this Agreement. Any amounts paid to the Owner Trustee pursuant to this Article VI shall be deemed not to be a part of the assets of the Trust immediately after such payment.

         SECTION 6.10  Replacement of Owner Trustee.

                  (a) The Owner Trustee may resign at any time and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Note Insurer and the Indenture Trustee. The Servicer shall appoint a successor Owner Trustee with the consent of the Note Insurer by delivering written instrument, in duplicate, to the resigning Owner Trustee and the successor Owner Trustee. If no successor Owner Trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee. The Note Insurer, or the Indenture Trustee, with the consent of the Note Issuer, may shall remove the Owner Trustee if:

                    (i) the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 6.13 and shall fail to resign after written request therefor by the Indenture Trustee;

                    (ii) the Owner Trustee shall be adjudged bankrupt or insolvent;

                    (iii) a receiver or other public  officer shall be appointed or take charge or control of the Owner Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation; or

                    (iv) the Owner Trustee shall otherwise be legally  incapable of acting.

                  (b) If the Owner Trustee resigns or is removed or if a vacancy exists in the office of Owner Trustee for any reason the Servicer shall promptly appoint a successor Owner Trustee with the consent of the Note Insurer by written instrument, in duplicate (one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee) and shall pay all fees and other amounts owed to the outgoing Owner Trustee.

                  (c) Any  resignation  or  removal  of the  Owner  Trustee  and appointment of successor Owner Trustee pursuant to any of the provisions of this Section 6.10 shall not become effective until a written acceptance of appointment is delivered by the successor Owner Trustee to the outgoing Owner Trustee and the Depositor and all fees and expenses due to the outgoing Owner Trustee are paid. Any successor Owner Trustee appointed pursuant to this Section 6.10 shall be eligible to act in such capacity in accordance with Section 6.13 and, following compliance with the preceding sentence, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as originally named as Owner Trustee. The Depositor shall provide notice of such resignation or removal of the Owner Trustee to the Note Insurer and each of the Rating Agencies.

                  (d) The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement. The Depositor, the Indenture Trustee and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting the confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

                  (e) Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 6.10, the Depositor (or if the Depositor fails to so notify, the successor Owner Trustee, at the expense of the Depositor) shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Owners of the Notes, the Note Insurer and each of the Rating Agencies.

         SECTION 6.11 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 6.13, and without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided, however, that the Owner Trustee shall mail notice of such merger or consolidation to the Note Insurer and each of the Rating Agencies.

         SECTION 6.12  Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the assets of the Trust or any Mortgaged Property may at the time be located, the Administrator and the Owner Trustee (with the consent of the Note Insurer) shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Note Insurer to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the assets of the Trust, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 6.12, such powers, duties, obligations, rights and trusts as the Note Insurer and the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to
         Section 6.13 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 6.10.

                  (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    (i) all rights,  powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee, and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                    (ii) no trustee  under this  Agreement  shall be  personally liable by reason of any act or omission of any other trustee under this Agreement; and

                    (iii)  the  Owner   Trustee  may  at  any  time  accept  the
               resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Note Insurer.

                  (d) Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.13 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times: (a) be a corporation satisfying the provisions of
Section 3807(a) of the Business Trust Statute; (b) be authorized to exercise corporate trust powers; (c) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or state authorities; and (d) have (or have a parent which has) a [BBB] by Standard & Poor's and at least [BAA2] by Moody's Investors Service, Inc. and be acceptable to the Note Insurer. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 6.13, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 6.13, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

         SECTION 6.14 Underwriting Agreement. For purposes of this Article VI, the term "Operative Document" shall be deemed to include the Underwriting Agreement.

         SECTION 6.15 Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trustee hereby created __________ acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Operative Document shall look only to the Trust for payment or satisfaction thereof.

                                   ARTICLE VII

                         TERMINATION OF TRUST AGREEMENT

         SECTION 7.1 Termination of Trust Agreement.

                  (a) This Agreement (other than Article VI) and the Trust shall terminate and be of no further force or effect on the earlier of: (i) the final distribution by the Indenture Trustee of all moneys or other property or proceeds of the assets of the Trust in accordance with the terms of the Indenture, (ii) at the time provided in Section 7.2 and
         (iii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James's). The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, other than the Depositor as described in Section 7.2, shall not (x) operate to
         terminate   this   Agreement  or  the  Trust,   nor  (y)  entitle  such
         Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the assets of the Trust or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

                  (b) Except as provided in Section 7.1(a), none of the Depositor, the Servicer, the Note Insurer or any Certificateholder shall be entitled to revoke or terminate the Trust.

                  (c) Notice of any  termination  of the Trust,  specifying  the
         Payment Date upon which the Certificateholders shall surrender their Certificates to the Owner Trustee for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the
         Note Insurer, the Rating Agencies, the Trust Paying Agent and the Certificateholders mailed within five Business Days of receipt of notice of such termination, stating: (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Owner Trustee therein designated; (ii) the amount of any such final payment; and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Owner Trustee therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Trust Paying Agent at the time such notice is given to Certificateholders. The Owner Trustee will give notice to the Trust Paying Agent of each presentation and surrender of the Certificates and the Trust Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.2.

                  (d) Each Certificateholder is required, and hereby agrees, to return to the Owner Trustee, any Certificate with respect to which the Owner Trustee has made the final distribution due thereon. Any such Certificate as to which the Owner Trustee has made the final distribution thereon shall be deemed canceled and shall no longer be outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Owner Trustee.

                  (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate or Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3820 of the Business Trust Statute.

         SECTION 7.2 Dissolution upon Bankruptcy of the Depositor. This Agreement shall be terminated in accordance with Section 7.1 90 days after the occurrence of an Insolvency Event with respect to the Depositor, unless, before the end of such 90 day period, the Owner Trustee shall have received written instructions from (a) each of the Certificateholders (other than the Depositor) and (b) each of the Certificateholders (other than the Depositor) representing more than a majority Percentage Interests of the Trust to the effect that each such party disapproves of the liquidation of the Home Equity Loans and termination of the Trust. Promptly after the occurrence of any Insolvency Event with respect to the Depositor: (i) the Depositor shall give the Note Insurer, the Indenture Trustee, the Rating Agencies and the Owner Trustee written notice of such Insolvency Event; (ii) the Owner Trustee shall, upon the receipt of such written notice from the Depositor, give prompt written notice to the Certificateholders and the Indenture Trustee of the occurrence of such event and
(iii) the Indenture Trustee shall, upon receipt of written notice of such Insolvency Event from the Owner Trustee or the Depositor, give prompt written notice to the Owners of the Notes of the occurrence of such event; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay in any manner a termination of the Trust pursuant to the first sentence of this Section 7.2. Upon a termination pursuant to this Section 7.2, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Accounts and the Certificate Distribution Account) in a commercially reasonable manner and on commercially reasonable terms and to apply the proceeds of any such sale, disposition or liquidation of the assets of the Trust as required under the Indenture.

                                  ARTICLE VIII

                                   AMENDMENTS

         SECTION 8.1 Amendments Without Consent of Certificateholders or Owners of the Notes. This Agreement may be amended by the Depositor and the Owner
Trustee without the consent of any of the Owners of the Notes or the Certificateholders (but with the prior written consent of the Note Insurer and prior notice to each of the Rating Agencies), to (i) cure any ambiguity, (ii) correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement, (iii) add or supplement any credit enhancement for the benefit of the Owners of the Notes or the Certificateholders, (iv) add to the covenants, restrictions or obligations of the Depositor or the Owner Trustee and (v) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Owners of the Notes or the Certificateholders.

         SECTION 8.2 Amendments With Consent of Certificateholders and Owners of the Notes. This Agreement may be amended from time to by the Depositor and the Owner Trustee with the consent of the Note Insurer and more than a majority in Percentage Interests of the Trust and more than a majority in Percentage Interests of the Notes then Outstanding for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Owners of the Notes or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Home Equity Loans or distributions that shall be made for the benefit of the Owners of the Notes or the Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Outstanding Notes and all of the Certificates then outstanding.

         SECTION 8.3 Form of Amendments.

                  (a) Promptly after the execution of any amendment, supplement or consent pursuant to Section 8.1 or 8.2, The Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Note Insurer and each Rating Agency.

                  (b) It shall not be necessary for the consent of Certificateholders, the Owners of the Notes or the Indenture Trustee pursuant to Section 8.2 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Operative Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

                  (c) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing os such amendment with the Secretary of State.

                  (d) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner
         Trustee's own rights, duties or immunities under this Agreement or otherwise.

                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.1 No Legal Title to Trust Assets. The Certificateholders shall not have legal title to any part of the assets of the Trust. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and VII. No transfer, by operation of law or otherwise, of any right, title, and interest of the Certificateholders to and in their ownership interest in the assets of the Trust shall operate to terminate This Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the assets of the Trust.

         SECTION 9.2 Limitations on Rights of Others. Except for Section 2.7, the provisions of this Agreement are solely for the benefit of the Note Insurer, the Owner Trustee, the Depositor, the Certificateholders and, to the extent expressly provided herein, the Indenture Trustee and the Owners of the Notes, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the assets of the Trust or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 9.3 Notices.

                  (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Servicer, _____________________________________________, Attention: _________
         _______________, or such other addresses as may hereafter be furnished to the Certificateholders and the Owners of the Notes in writing by the Servicer, (ii) in the case of the Depositor, c/o IMC Securities, Inc. ___________________ ______________________________, Attention:
         _______________  _______________,   or  such  other  addresses  as  may
         hereafter be furnished to the Certificateholders and the Owners of the Notes in writing by the Depositor, (iii) Owner Trustee, _______________, Attention: IMC Home Equity Loan Trust 199__-__, (iv) in the case of the Certificateholders, as set forth in the Certificate Register, (vi) in the case of the Indenture Trustee, _____________,
         Attention: IMC Home Equity Loan Trust 199__-__, (v) in the case of the Owners of the Notes as set forth in the Register, (vi) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention: Home Equity Monitoring Group, (vii) in the case of S&P, 26 Broadway, New York, New York 10004, Attention:
         __________, and (viii) in the case of the Note Insurer,________________
         _____________________________________________________, _______________,
         _______________,  _______________ _______________ , Attention: IMC Home
         Equity Loan Trust 199__-__. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders or Owners of the Notes shall be effective upon mailing or personal delivery.

                  (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 9.4 Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         SECTION 9.5 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         SECTION 9.6 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee, the Note Insurer and each Certificateholder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         SECTION 9.7 No Petition Covenant. Notwithstanding any prior termination of this Agreement, the Trust (or the Owner Trustee on behalf of the Trust), each Certificateholder or Certificate Owner, the Indenture Trustee and each Owner of the Notes shall not acquiesce, petition or otherwise invoke or cause any Depositor or the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Depositor or the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or the Trust.

         SECTION 9.8 No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or any affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Operative Documents.

         SECTION 9.9 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 9.10 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT

REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 9.11 The Note Insurer. Any right conferred to the Issuer hereunder shall be suspended during any period in which the Note Insurer is in default in its payment obligations under the Note Insurance Policy. The Servicer shall give the Owner Trustee notice of such event. The Note Insurer is an intended third party beneficiary of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                       ----------------------------------------,
                                       as Owner Trustee

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       IMC SECURITIES, INC.,
                                       as Depositor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Acknowledged and Accepted:


                                       -----------------------------------------
                                       as Servicer



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       -----------------------------------------
                                       as Indenture Trustee


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT A



                             CERTIFICATE OF TRUST OF
                       IMC Home Equity Loan Trust 199__-__


THIS Certificate of Trust of IMC Home Equity Loan Trust 199__-__ (the "Trust") dated as of ___________________ 1, 199__, is being duly executed and filed by _______________, a ______________, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, Section 3801 et seq.).

1.Name. The name of the business trust formed hereby is IMC Home Equity Loan Trust 199__- __.

2.Delaware Trustee. The name and business address of the trustee of the Trust in
the  State  of   Delaware   is   _________________________________,   Attention:
__________________.

3.This Certificate of Trust shall be effective as of its filing. IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


-----------------------------,
not in its individual capacity
but solely as Owner Trustee




By:
     -------------------------
Name:
Title: